5. Time Deposits (Details Narrative) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Time Deposits Details Narrative
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 11,400	$ 15,100
CDARS balances	$ 11,000	$ 15,100
Weighted average rate of brokered deposits	0.13%	0.14%